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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): DECEMBER 3, 2003



                               GRANT PRIDECO, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE
      (State or other jurisdiction                  001-15423                        76-0312499
           of incorporation)                 (Commission File Number)     (IRS Employer Identification No.)


    1330 POST OAK BLVD., SUITE 2700
             HOUSTON, TEXAS                                                            77056
(Address of principal executive offices)                                             (Zip Code)


       Registrant's telephone number, including area code: (832) 681-8000


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On December 3, 2003, Grant Prideco, Inc. (the "Company") announced that Louis A. Raspino, Senior Vice President and CFO, has resigned from the Company to accept a position at Pride International.

         The foregoing is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements of businesses acquired.

              Not applicable

         (b)  Pro forma financial information.

              Not applicable

         (c)  Exhibits.

              99.1  Press Release of Grant Prideco, Inc. dated December 3, 2003.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 3, 2003


                                            GRANT PRIDECO, INC.


                                            By:       /s/ GREG L. BOANE
                                               ---------------------------------
                                                         Greg L. Boane
                                                      Corporate Controller

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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                     DESCRIPTION
--------------                     -----------
    99.1           Press Release of Grant Prideco, Inc. dated December 3, 2003